                                                                     EXHIBIT 4.2


     ________________________                  ________________________

              NUMBER                                   SHARES

        PIC

     ________________________                  ________________________
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

   INCORPORATED UNDER THE LAWS                   CUSIP 74311 10 0
     OF THE STATE OF AMERICA


________________________________________________________________________________

THIS CERTIFIES THAT





IS THE RECORD HOLDER OF

________________________________________________________________________________

        FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR
                              VALUE PER SHARE, OF



     PROLONG INTERNATIONAL CORPORATION, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

       Witness the facsimile seal and signatures of its duly authorized officers.

       Dated:


          /s/ Thomas C. Billstein                         /s/ Elton Alderman
                                         (SEAL)
                SECRETARY                             PRESIDENT, CHIEF EXECUTIVE
                                                       OFFICER AND CHAIRMAN OF
                                                        THE BOARD OF DIRECTORS

                       PROLONG INTERNATIONAL CORPORATION

     The Corporation is authorized to issue Common Stock. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, reference, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

     The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences, and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, insofar as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its principal office.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common              UNIF GIFT MIN ACT -                    Custodian
     TEN ENT - as tenants by the entireties                            ----------------         --------------------
     JT TEN  - as joint tenants with right of                           (Cust)                      (Minor)
               survivorship and not as tenants                         under Uniform Gifts to Minors
               in common                                               Act
                                                                            ----------------------------------------
                                                                                               (State)
                                                 UNIF TRF MIN ACT  -                   Custodian (until age
                                                                       ----------------              --------------)
                                                                        (Cust)
                                                                                             under Uniform Transfers
                                                                        ----------------------
                                                                           (Minor)
                                                                         to Minors Act
                                                                                       -----------------------------
                                                                                               (State)

   Additional abbreviations may also be used through not in the above list.

     FOR VALUE RECEIVED, __________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING OR ASSIGNEE
---------------------------------------

---------------------------------------

________________________________________________________________________________
   (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________________


                                       X      __________________________________

                                       X      __________________________________
                                              THE SIGNATURE(S) TO THIS
                                              ASSIGNMENT MUST CORRESPOND WITH
                                              THE NAMES(S) AS WRITTEN UPON THE
                                      NOTICE: FACE OF THE CERTIFICATE IN EVERY
                                              PARTICULAR, WITHOUT ALTERATION OR
                                              ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed






By______________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.